Exhibit 10.1

EXECUTION VERSION

REFINANCING AMENDMENT NO. 2 (this “Refinancing Amendment”), dated as of June 7, 2017, to that certain Credit Agreement dated as of June 16, 2016 (as amended by that certain Refinancing Amendment dated as of March 21, 2017 and as further amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by the Refinancing Amendment, the “Credit Agreement”) among KFC Holding Co. (the “Lead Borrower”), Pizza Hut Holdings, LLC and Taco Bell of America, LLC, as co-Borrowers (each, a “Borrower” and together with the Lead Borrower, the “Borrowers”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Collateral Agent, Swing Line Lender, an L/C Issuer and Administrative Agent (the “Administrative Agent”) for the Lenders.

WHEREAS, (a) pursuant to Section 2.14 of the Existing Credit Agreement, the Borrowers have requested (x) Incremental Term Loans in the form of Refinancing Term Loans (the “New Term A Loans”) in an aggregate principal amount not exceeding $500,000,000, the proceeds of which shall be used to refinance, in full (concurrently with the effectiveness of this Refinancing Amendment), the Term A Loans outstanding on the Second Amendment Effective Date before giving effect to this Refinancing Amendment (the “Existing Term A Loans”) and (y) Incremental Revolving Credit Commitments in the form of Refinancing Revolving Credit Commitments (the “New Revolving Credit Commitments”; the loans thereunder “New Revolving Credit Loans”) in an aggregate commitment amount not exceeding $1,000,000,000, which shall be used to refinance and replace in full (concurrently with the effectiveness of this Refinancing Amendment) the Revolving Credit Commitments outstanding before giving effect to this Amendment (the “Existing Revolving Credit Commitments”; the loans thereunder outstanding on the Second Amendment Effective Date before giving effect to this Refinancing Amendment, the “Existing Revolving Credit Loans”).

WHEREAS, the Persons holding New Term A Commitments (as defined below) (the “New Term A Lenders”) are severally willing to make New Term A Loans on the Second Amendment Effective Date in an aggregate amount equal to their New Term A Commitment, subject to the terms and conditions set forth in this Amendment;

WHEREAS, the Persons holding New Revolving Credit Commitments (the “New Revolving Credit Lenders” and the New Revolving Credit Lenders together with the New Term A Lenders, the “New Lenders”) are severally willing to make New Revolving Credit Commitments available to the Borrowers on the Second Amendment Effective Date in an aggregate commitment amount equal to their New Revolving Credit Commitments, subject to the terms and conditions set forth in this Amendment;

WHEREAS, in accordance with Sections 2.14 and 10.01 of the Credit Agreement, (a) the New Term A Loans shall constitute Term A Loans and shall have the other terms and conditions set forth herein and in the Credit Agreement as amended hereby and (b) the Refinancing Revolving Credit Commitments shall be subject to the same terms applicable to the Existing Revolving Credit Commitments, as amended hereby to (x) decrease the Applicable Rate with respect to the New Revolving Credit Commitments and (y) to extend the Maturity Date with respect to the New Revolving Credit Commitments to the fifth anniversary of the Second Amendment Effective Date;

WHEREAS, pursuant to Sections 2.14(d) and 10.01 of the Credit Agreement, the New Lenders have agreed to make modifications to the Existing Credit Agreement to effect the terms of the New Term A Loans and the New Revolving Credit Commitments as set forth below;

WHEREAS, pursuant to Section 10.01, the Borrowers and the Administrative Agent have agreed to amend Sections 2.14(c) and 3.06(d) as set forth in Annex I attached hereto; and

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. New Term A Loans and New Revolving Credit Commitments.

(a)           Subject to the terms and conditions set forth herein, each New Term A Lender severally agrees to make a New Term A Loan to the Borrowers on the Second Amendment Effective Date in a principal amount equal to its New Term A Commitment, which shall be made available to the Administrative Agent in immediately available funds in accordance with the Credit Agreement. The “New Term A Commitment” of any New Term A Lender will be the amount set forth opposite such New Term Lender’s name on Schedule 1 hereto. On the Second Amendment Effective Date, the proceeds of the New Term A Loans shall be applied to prepay in full the Existing Term A Loans. The New Term A Commitments of the New Term A Lenders will be automatically and permanently reduced to $0 upon the funding of the New Term A Loans on the Second Amendment Effective Date.

(b)           Subject to the terms and conditions set forth herein, each New Revolving Credit Lender severally agrees to make New Revolving Credit Commitments available to the Borrowers on the Second Amendment Effective Date in an aggregate commitment amount equal to its New Revolving Credit Commitment. The “New Revolving Credit Commitment” of any New Revolving Credit Lender will be the amount set forth opposite such New Revolving Credit Lender’s name on Schedule 2 hereto. On the Second Amendment Effective Date, the New Revolving Credit Commitments shall replace in full the Existing Revolving Credit Commitments. Each Swing Line Lender and L/C Issuer acting in such capacities immediately prior to the effectiveness of this Amendment shall continue to act in such capacities immediately following the effectiveness hereof. Each Letter of Credit issued under the Existing Credit Agreement shall be deemed issued under the Credit Agreement following the effectiveness hereof.

(c)           On the Second Amendment Effective Date, (i) each existing Term A Lender (immediately prior to giving effect to the transactions herein) (each, an “Existing Term A Lender”) shall have its Existing Term A Loans prepaid in full, (ii) the Borrowers shall pay to each Existing Term A Lender all accrued and unpaid interest on and fees related to the Existing Term A Loans to, but not including, the Second Amendment Effective Date and (iii) all outstanding Revolving Credit Loans (including any Swing Line Loan) shall be prepaid in full, and the Existing Revolving Credit Commitments terminated and the Borrowers shall pay to each existing Revolving Credit Lender (immediately prior to giving effect to the transactions herein) all accrued and unpaid interest on and fees related to the outstanding Revolving Credit Loans and Existing Revolving Credit Commitments to, but not including, the Second Amendment Effective Date.

(d)           For the avoidance of doubt, on and after the Second Amendment Effective Date, (i) each of the New Term A Loans and the New Revolving Credit Commitments shall each constitute a single Class of Loans or Commitments, as applicable, under the Credit Agreement; (ii) each of the New Term A Lenders and the New Revolving Credit Lenders shall each constitute a single Class of Lenders under the Credit Agreement; (iii) each reference in the Credit Agreement to “Term A Loans” shall be deemed a reference to the New Term A Loans, and each reference to “Term A Lenders” shall be deemed a reference to the New Term A Lenders; and (iv) each reference in the Credit Agreement to “Revolving Credit Loans” shall be deemed a reference to the New Revolving Credit Loans, each reference to “Revolving Credit Commitments” shall be deemed a reference to the New Revolving Credit Commitments and each reference to “Revolving Credit Lenders” shall be deemed a reference to the New Revolving Credit Lenders.

(e)           On the Second Amendment Effective Date, the New Revolving Credit Lenders constitute all of the Revolving Credit Lenders under the Credit Agreement, and each such Lender hereby agrees and consents to the amendments to the Existing Credit Agreement set forth in Annex I to this Refinancing Amendment.

SECTION 3. Amendments to the Credit Agreement. In accordance with Section 2.14(d) and Section 10.01 of the Credit Agreement and effective as of the Second Amendment Effective Date, the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto.

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Refinancing Amendment, each Loan Party represents and warrants that:

(a)           As of the Second Amendment Effective Date, this Refinancing Amendment has been duly executed and delivered by each Loan Party that is party thereto. This Refinancing Amendment constitutes a legal, valid and binding obligation of such Loan Party, enforceable against each Loan Party that is party thereto in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

(b)           The representations and warranties of the Companies and each other Loan Party contained in Article 5 of the Credit Agreement, or any other Loan Document, shall be true and correct in all material respects on and as of the Second Amendment Effective Date; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse

Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(c)           As of the Second Amendment Effective Date no Default shall exist, or would result from the transactions contemplated hereby or from the application of the proceeds therefrom.

SECTION 5. Second Amendment Effective Date. This Refinancing Amendment shall become effective as of the first date (the “Second Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)           The Administrative Agent shall have received (i) a counterpart signature page of this Refinancing Amendment duly executed by each of the Loan Parties, the Administrative Agent, each Swing Line Lender, each L/C Issuer and each New Lender.

(b)           The representations and warranties set forth in Section 4 of this Refinancing Amendment shall be true and correct in all respects on and as of the Second Amendment Effective Date, and the Administrative Agent shall have received a certificate (in form and substance reasonably acceptable to the Administrative Agent), dated as of the Second Amendment Effective Date and signed by a Responsible Officer of the Lead Borrower, certifying as to such representations and warranties.

(c)           The Administrative Agent shall have received an opinion from each of Mayer Brown LLP, U.S. counsel to the Loan Parties and Carson Stewart, Esq., corporate counsel of Parent, in each case, in form and substance reasonably satisfactory to the Administrative Agent.

(d)           The Administrative Agent shall have received a Committed Loan Notice in respect of the New Term A Loans and any New Revolving Credit Loans.

(e)           The Administrative Agent shall have received (x) a notice of mandatory prepayment of Term Loans pursuant to Section 2.05(b)(v) of the Credit Agreement and (y) a notice of prepayment of Revolving Credit Loans and Swing Line Loans and Termination of Revolving Credit Commitments pursuant to Section 2.06 of the Credit Agreement.

(f)            The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Lead Borrower designating the New Term A Loans as Refinancing Term Loans and the New Revolving Credit Commitments as Refinancing Revolving Credit Commitments.

(g)           The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this Refinancing Amendment, the performance of the Credit Agreement and each other applicable Loan Document, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

(h)           The Borrowers shall have paid all fees and amounts due and payable pursuant to this Refinancing Amendment and/or any letter agreements or fee letters (collectively, the “Fee Letters”) by and between the Borrowers and the Administrative Agent, including, to the extent evidenced by a written invoice, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this Refinancing Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement or the Fee Letters.

(i)            The Administrative Agent shall have received at least one (1) Business Day prior to the Second Amendment Effective Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least three (3) Business Days prior to the Second Amendment Effective Date by the Administrative Agent that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act.

(j)            The prepayment of (A) the Existing Term A Loans and (B) the Existing Revolving Credit Loans, in each case, shall have been consummated or, substantially concurrently with the incurrence of the New Term A Loans or New Revolving Credit Commitments, shall be consummated, in each case with all accrued and unpaid interest on, and premiums and fees related to, the Existing Term A Loans and the Revolving Credit Loans, as applicable, to, but not including, the Second Amendment Effective Date.

(k)           The Administrative Agent shall have received payment from or on behalf of the Borrowers for the account of each New Lender, of an upfront fee for each such Lender in an amount equal to, with respect to each New Term A Lender or New Revolving Credit Lender, 25 basis points on such New Term A Lender’s and/or New Revolving Credit Lender’s, as applicable, New Term A Commitments or New Revolving Credit Commitments.

The Administrative Agent shall notify the Borrowers and the New Lenders of the Second Amendment Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of Refinancing Amendment.

(a)           Except as expressly set forth herein, this Refinancing Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or Agents under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b)           From and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the “Credit Agreement” in any other Loan Document shall be deemed a reference to the Credit Agreement. This Refinancing Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

(c)           This Refinancing Amendment shall be deemed to be an “Incremental Facility Amendment” as defined in the Credit Agreement. Each of the Lenders party hereto hereby acknowledge that the Borrowers hereby provide notice under Section 2.14 of the Credit Agreement of their request for Incremental Term Loans and Incremental Revolving Credit Commitments, with the proposed terms set forth herein, and all notice requirements in Section 2.14 of the Credit Agreement with respect to such request have been satisfied.

(d)           The Existing Credit Agreement, as specifically amended by this Refinancing Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations (including, for the avoidance of doubt, all Obligations in respect of the New Term A Loans and New Revolving Credit Commitments made available hereunder) of the Loan Parties under the Loan Documents, in each case as amended by this Refinancing Amendment.

(e)           Each Loan Party and, in the case of clause (iii), each Guarantor hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Agreement) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents (including, for the avoidance of doubt, all Obligations in respect of the New Term A Loans and New Revolving Credit Commitments made available hereunder), subject to the terms thereof and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations (including, for the avoidance of doubt, all Obligations in respect of the New Term A Loans and the New Revolving Credit Commitments made available hereunder) pursuant to the Guarantee.

SECTION 7. GOVERNING LAW. THIS REFINANCING AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 8. Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent promptly after receipt of a written request for its documented and reasonable out-of-pocket expenses in connection with this Refinancing Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent. All amounts due under this Section 8 shall be paid within thirty (30) Business Days of receipt by the Lead Borrower of an invoice relating thereto setting forth such expenses in reasonable detail. Notwithstanding the foregoing, any fees and expenses payable in respect of the Second Amendment Effective Date, including legal fees and expenses, shall be due and payable as specified in Section 5(h) above.

SECTION 9. Counterparts. This Refinancing Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Refinancing Amendment shall be effective as delivery of an original executed counterpart of this Refinancing Amendment.

SECTION 10. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Refinancing Amendment.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Refinancing Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

KFC HOLDING CO.

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

PIZZA HUT HOLDINGS, LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

TACO BELL OF AMERICA, LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

YUM! BRANDS, INC.

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Vice President and Assistant Treasurer

TACO BELL CORP.

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

YUM RESTAURANT SERVICES
GROUP, LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

RESTAURANT CONCEPTS LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

KFC US, LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

KFC CORPORATION

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

PIZZA HUT, LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

PIZZA HUT OF AMERICA, LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

KENTUCKY FRIED CHICKEN
INTERNATIONAL HOLDINGS LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

YUM! RESTAURANTS
INTERNATIONAL HOLDINGS LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

YUM! LUXEMBOURG INVESTMENTS LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

YUM! INTERNATIONAL
PARTICIPATIONS LLC

By:	/s/ Connie Hayes-Badon
Name: Connie Hayes-Badon
Title: Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, L/C Issuer and Swing
Line Lender

By:	/s/ Courtney Eng
Name: Courtney Eng
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

CITIBANK, N.A.,
as L/C Issuer and Swing Line Lender

By:	/s/ David Tuder
Name: David Tuder
Title: Vice President

[Signature Page to Second Amendment to Credit Agreement]

GOLDMAN SACHS BANK USA,
as L/C Issuer and Swing Line Lender

By:	/s/ Annie Carr
	Name:	Annie Carr
	Title:	Authorized Signatory

[Signature Page to Second Amendment to Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as L/C Issuer and Swing Line Lender

By:	/s/ Darcy McLaren
	Name:	Darcy McLaren
	Title:	Director

[Signature Page to Second Amendment to Credit Agreement]

Name of Institution:	JPMORGAN CHASE BANK, N.A.

Executing as a New Term A Lender

	By:	/s/ Courtney Eng
		Name:	Courtney Eng
		Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	GOLDMAN SACHS BANK USA

Executing as a New Term A Lender

	By:	/s/ Annie Carr
		Name:	Annie Carr
		Title:	Authorized Signatory

Name of Institution:	Citibank, N.A.

Executing as a New Term A Lender

	By:	/s/ Tim Jones
		Name:	Tim Jones
		Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	WELLS FARGO BANK, NATIONAL ASSOCIATION

Executing as a New Term A Lender

	By:	/s/ Darcy McLaren
		Name:	Darcy McLaren
		Title:	Director

Name of Institution:	Bank of America, N.A.

Executing as a New Term A Lender

	By:	/s/ Aron Frey
		Name:	Aron Frey
		Title:	Vice President

Name of Institution:	Fifth Third Bank,

Executing as a New Term A Lender

	By:	/s/ John A. Marian
		Name:	John A. Marian
		Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Executing as a New Term A Lender

	By:	/s/ Christine Howatt
		Name:	Christine Howatt
		Title:	Authorized Signatory

Name of Institution:	MORGAN STANLEY BANK, N.A.

Executing as a New Term A Lender

	By:	/s/ Michael King
		Name:	Michael King
		Title:	Authorized Signatory

Name of Institution:	Coöperatieve Rabobank U.A., New York Branch

Executing as a New Term A Lender

	By:	/s/ David Vernon
		Name:	David Vernon
		Title:	Vice President

For any institution requiring a second signature line:

	By:	/s/ Van Brandenburg
		Name:	Van Brandenburg
		Title:	Exec Director

Name of Institution:	Industrial and Commercial Bank of China Limited, New York Branch

Executing as a New Term A Lender

	By:	/s/ Pinyen Shih
		Name:	Pinyen Shih
		Title:	Executive Director

For any institution requiring a second signature line:

	By:	/s/ Hsiwei Chen
		Name:	Hsiwei Chen
		Title:	VP

Name of Institution:	Barclays Bank PLC

Executing as a New Term A Lender

	By:	/s/ Christopher Aitkin
		Name:	Christopher Aitkin
		Title:	Assistant Vice President

Name of Institution:	THE BANK OF NOVA SCOTIA

Executing as a New Term A Lender

	By:	/s/ Laura Gimena
		Name:	Laura Gimena
		Title:	Director

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	ING Capital LLC

Executing as a New Term A Lender

	By:	/s/ William B. Redmond
		Name:	William B. Redmond
		Title:	Managing Director

For any institution requiring a second signature line:

	By:	/s/ Ben Whitehurst
		Name:	Ben Whitehurst
		Title:	VP

[Signature Page to Second Amendment to Credit Agreement]

Name of Institution:	U.S. Bank National Association

Executing as a New Term A Lender

	By:	/s/ Steven L. Sawyer
		Name:	Steven L. Sawyer
		Title:	Senior Vice President

Name of Institution:	PNC Bank, National Association

Executing as a New Term A Lender

	By:	/s/ Shelly Stephenson
		Name:	Shelly Stephenson
		Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	Northern Trust Company

Executing as a New Term A Lender

	By:	/s/ John C. Canty
		Name:	John C. Canty
		Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	Banco Popular de Puerto Rico, New York Branch

Executing as a New Term A Lender

	By:	/s/ Hector J. Gonzalez
		Name:	Hector J. Gonzalez
		Title:	Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	Banco Popular North America dba Popular Community Bank

Executing as a New Term A Lender

	By:	/s/ Andres Cabrero
		Name:	Andres Cabrero
		Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

Name of Institution:	Capital Bank Corporation

Executing as a New Term A Lender

	By:	/s/ Rebecca L. Hetzer
Name: Rebecca L. Hetzer
Title: Senior Vice President

Name of Institution:	JPMORGAN CHASE BANK, N.A.

Executing as a New Revolving Credit Lender

	By:	/s/ Courtney Eng
Name: Courtney Eng
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

2

Name of Institution:	GOLDMAN SACHS BANK USA

Executing as a New Revolving Credit Lender

	By:	/s/ Annie Carr
Name: Annie Carr
Title: Authorized Signatory

2

Name of Institution:	Citibank, N.A.

Executing as a New Revolving Credit Lender

	By:	/s/ Tom Jons
Name: Tom Jons
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

2

Name of Institution:	WELLS FARGO BANK, NATIONAL ASSOCIATION

Executing as a New Revolving Credit Lender

	By:	/s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

Name of Institution:	Bank of America, N.A.

Executing as a New Revolving Credit Lender

	By:	/s/ Aron Frey
Name: Aron Frey
Title: Vice President

2

Name of Institution:	Fifth Third Bank,

Executing as a New Revolving Credit Lender

	By:	/s/ John A. Marian
Name: John A. Marian
Title: Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

2

Name of Institution:	The Bank of Tokyo-Mitsubishi UFJ, Ltd.

Executing as a New Revolving Credit Lender

	By:	/s/ Christine Howatt
Name: Christine Howatt
Title: Authorized Signatory

2

Name of Institution:	MORGAN STANLEY BANK, N.A.

Executing as a New Revolving Credit Lender

	By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

2

Name of Institution:	Coöperatieve Rabobank U.A., New York Branch

Executing as a New Revolving Credit Lender

	By:	/s/ David Vernon
Name: David Vernon
Title: Vice President

For any institution requiring a second signature line:

	By:	/s/ Van Brandenburg
Name: Van Brandenburg
Title: Executive Director

2

Name of Institution:	Industrial and Commercial Bank of China Limited, New York Branch

Executing as a New Revolving Credit Lender

	By:	/s/ Pinyen Shih
Name: Pinyen Shih
Title: Executive Director

For any institution requiring a second signature line:

	By:	/s/ Hsiwei Chen
Name: Hsiwei Chen
Title: VP

2

Name of Institution:	Barclays Bank PLC

Executing as a New Revolving Credit Lender

	By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

2

Name of Institution:	ING Capital LLC

Executing as a New Revolving Credit Lender

	By:	William B. Redmond
Name: William B. Redmond
Title: Managing Director

For any institution requiring a second signature line:

	By:	/s/ Ben Whitehurst
Name: Ben Whitehurst
Title: VP

[Signature Page to Second Amendment to Credit Agreement]

Name of Institution:	China Merchants Bank Co. Ltd., New York Branch

Executing as a New Revolving Credit Lender

	By:	/s/ Xin Wang
Name: Xin Wang
Title: Department Head of Corporate Banking U.S. Group

For any institution requiring a second signature line:

	By:	/s/ Xuejun (Andrew) Mao
Name: Xuejun (Andrew) Mao
Title: Deputy General Manager

2

Name of Institution:	THE BANK OF NOVA SCOTIA

Executing as a New Revolving Credit Lender

	By:	/s/ Laura Gimena
Name: Laura Gimena
Title: Director

For any institution requiring a second signature line:

By:
Name:
Title:

2

Name of Institution:	U. S. Bank National Association

Executing as a New Revolving Credit Lender

	By:	/s/ Steven L. Sawyer
		Name:	Steven L. Sawyer
		Title:	Senior Vice President

2

Name of Institution:	PNC Bank, National Association

Executing as a New Revolving Credit Lender

	By:	/s/ Shelly Stephenson
		Name:	Shelly Stephenson
		Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

2

Name of Institution:	Northern Trust Company

Executing as a New Revolving Credit Lender

	By:	/s/ John C. Canty
		Name:	John C. Canty
		Title:	Senior Vice President

For any institution requiring a second signature line:

By:
Name:
Title:

2

ANNEX I

AMENDMENTS TO CREDIT AGREEMENT

[Changed pages to Credit Agreement follow]

EXECUTION VERSION

(conformed to (i) the 2017 Refinancing Amendment,
dated as of March 21, 2017 and (ii) Second
Amendment dated as of June 7, 2017)

CREDIT AGREEMENT

Dated as of June 16, 2016

among

PIZZA HUT HOLDINGS, LLC,

KFC HOLDING CO.

and

TACO BELL OF AMERICA, LLC,

as the Borrowers,

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent and Collateral Agent,

THE LENDERS PARTY HERETO,

and

JPMORGAN CHASE BANK, N.A.,

GOLDMAN SACHS BANK USA,

WELLS FARGO SECURITIES, LLC,

CITIGROUP GLOBAL MARKETS INC.,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

MORGAN STANLEY SENIOR FUNDING, INC.,

FIFTH THIRD BANK

and

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,

as Joint Lead Arrangers and Joint Bookrunners

BARCLAYS BANK PLC,

THE BANK OF NOVA SCOTIA,

COÖPERATIEVE RABOBANK U.A., NEW YORK BRANCH

and

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH

as Co-Documentation Agents and Co-Managers

Table of Contents

Page

ARTICLE 1
DEFINITIONS AND ACCOUNTING TERMS

Section 1.01. Defined Terms	1
Section 1.02. Other Interpretive Provisions	~~57~~58
Section 1.03. Accounting Terms	~~58~~59
Section 1.04. Rounding	~~58~~60
Section 1.05. References to Agreements, Laws, Etc	~~59~~60
Section 1.06. Times of Day	~~59~~60
Section 1.07. Timing of Payment or Performance	~~59~~60
Section 1.08. Currency Equivalents Generally	~~59~~60
Section 1.09. Certain Calculations and Tests	~~60~~61

ARTICLE 2
THE COMMITMENTS AND CREDIT EXTENSIONS

Section 2.01. The Loans	~~61~~62
Section 2.02. Borrowings, Conversions and Continuations of Loans	~~62~~63
Section 2.03. Letters of Credit	~~63~~65
Section 2.04. Swing Line Loans	~~71~~72
Section 2.05. Prepayments	~~73~~75
Section 2.06. Termination or Reduction of Commitments	~~80~~81
Section 2.07. Repayment of Loans	~~80~~82
Section 2.08. Interest	~~81~~83
Section 2.09. Fees	~~82~~83
Section 2.10. Computation of Interest and Fees	~~82~~83
Section 2.11. Evidence of Indebtedness	~~83~~84
Section 2.12. Payments Generally	~~83~~84
Section 2.13. Sharing of Payments	~~85~~86
Section 2.14. Incremental Credit Extensions	~~85~~87
Section 2.15. Extensions of Term Loans and Revolving Credit Commitments	~~88~~90
Section 2.16. Defaulting Lenders	~~90~~92
Section 2.17. Permitted Debt Exchanges	~~92~~93

ARTICLE 3
TAXES, INCREASED COSTS PROTECTION AND ILLEGALITY

Section 3.01. Taxes	~~95~~96
Section 3.02. Inability to Determine Rates	~~98~~100
Section 3.03. Increased Cost and Reduced Return; Capital Adequacy; Reserves on Eurocurrency Rate Loans	~~99~~101
Section 3.04. Funding Losses	~~100~~102
Section 3.05. Matters Applicable to All Requests for Compensation	~~101~~102
Section 3.06. Replacement of Lenders under Certain Circumstances	~~102~~103
Section 3.07. Survival	~~103~~104

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ARTICLE 4
CONDITIONS PRECEDENT TO CREDIT EXTENSIONS

Section 4.01. Conditions to Closing Date	~~103~~104
Section 4.02. Conditions to All Credit Extensions	~~105~~106

ARTICLE 5
REPRESENTATIONS AND WARRANTIES

Section 5.01. Existence, Qualification and Power; Compliance with Laws	~~106~~107
Section 5.02. Authorization; No Contravention	~~106~~107
Section 5.03. Governmental Authorization; Other Consents	~~106~~107
Section 5.04. Binding Effect	~~106~~108
Section 5.05. Financial Statements; No Material Adverse Effect	~~106~~108
Section 5.06. Litigation	~~107~~108
Section 5.07. Ownership of Property; Liens	~~107~~108
Section 5.08. Environmental Compliance	~~107~~108
Section 5.09. Taxes	~~108~~109
Section 5.10. Compliance with ERISA	~~108~~109
Section 5.11. Subsidiaries; Equity Interests	~~108~~110
Section 5.12. Margin Regulations; Investment Company Act	~~108~~110
Section 5.13. Disclosure	~~109~~110
Section 5.14. Intellectual Property; Licenses, Etc	~~109~~110
Section 5.15. Solvency	~~109~~111
Section 5.16. Collateral Documents	~~109~~111
Section 5.17. Use of Proceeds	~~109~~111
Section 5.18. Anti-Terrorism Laws; OFAC and Anti-Corruption Laws	~~110~~111

ARTICLE 6
AFFIRMATIVE COVENANTS

Section 6.01. Financial Statements	~~110~~112
Section 6.02. Certificates; Other Information	~~111~~113
Section 6.03. Notices	~~113~~114
Section 6.04. Maintenance of Existence	~~113~~115
Section 6.05. Maintenance of Properties	~~113~~115
Section 6.06. Maintenance of Insurance	~~113~~115
Section 6.07. Compliance with Laws	~~114~~115
Section 6.08. Books and Records	~~114~~115
Section 6.09. Inspection Rights	~~114~~116
Section 6.10. Covenant to Guarantee Obligations and Give Security	~~114~~116
Section 6.11. Use of Proceeds	~~115~~117
Section 6.12. Further Assurances and Post-Closing Covenants	~~115~~117
Section 6.13. Designation of Subsidiaries	~~116~~118
Section 6.14. Payment of Taxes	~~117~~118
Section 6.15. Nature of Business	~~117~~118
Section 6.16. Maintenance of Ratings	~~117~~119

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ARTICLE 7
NEGATIVE COVENANTS

Section 7.01. Liens	~~117~~119
Section 7.02. Investments	~~121~~122
Section 7.03. Indebtedness	~~124~~126
Section 7.04. Fundamental Changes	~~128~~130
Section 7.05. Dispositions	~~130~~131
Section 7.06. Restricted Payments	~~132~~134
Section 7.07. Transactions with Affiliates	~~136~~137
Section 7.08. Prepayments, Etc., of Indebtedness	~~137~~139
Section 7.09. Financial Covenants	~~138~~139
Section 7.10. Negative Pledge and Subsidiary Distributions	~~138~~140
Section 7.11. Use of Proceeds	~~139~~141

ARTICLE 8
EVENTS OF DEFAULT AND REMEDIES

Section 8.01. Events of Default	~~139~~141
Section 8.02. Remedies Upon Event of Default	~~141~~143
Section 8.03. Exclusion of Immaterial Subsidiaries	~~142~~144
Section 8.04. Application of Funds	~~142~~144
Section 8.05. Right to Cure	~~143~~145

ARTICLE 9
ADMINISTRATIVE AGENT AND OTHER AGENTS

Section 9.01. Appointment and Authorization of Agents	~~144~~146
Section 9.02. Delegation of Duties	~~145~~147
Section 9.03. Liability of Agents	~~145~~147
Section 9.04. Reliance by Agents	~~146~~148
Section 9.05. Notice of Default	~~147~~148
Section 9.06. Credit Decision; Disclosure of Information by Agents	~~147~~148
Section 9.07. Indemnification of Agents	~~147~~149
Section 9.08. Agents in their Individual Capacities	~~148~~149
Section 9.09. Successor Agents	~~148~~150
Section 9.10. Administrative Agent May File Proofs of Claim	~~149~~150
Section 9.11. Collateral and Guaranty Matters	~~149~~151
Section 9.12. Other Agents; Arrangers and Managers	~~150~~152
Section 9.13. Appointment of Supplemental Administrative Agents	~~150~~152
Section 9.14. [Reserved]	~~151~~153
Section 9.15. Cash Management Obligations; Secured Hedge Agreements	~~151~~153

ARTICLE 10
MISCELLANEOUS

Section 10.01. Amendments, Etc	~~152~~153
Section 10.02. Notices and Other Communications; Facsimile Copies	~~153~~155
Section 10.03. No Waiver; Cumulative Remedies	~~155~~157

Page

Section 10.04. Attorney Costs and Expenses	~~156~~157
Section 10.05. Indemnification by the Borrowers	~~156~~158
Section 10.06. Payments Set Aside	~~157~~159
Section 10.07. Successors and Assigns	~~158~~159
Section 10.08. Confidentiality	~~162~~163
Section 10.09. Setoff	~~163~~164
Section 10.10. Counterparts	~~163~~165
Section 10.11. Integration	~~163~~165
Section 10.12. Survival of Representations and Warranties	~~164~~165
Section 10.13. Severability	~~164~~165
Section 10.14. GOVERNING LAW, JURISDICTION, SERVICE OF PROCESS	~~164~~165
Section 10.15. WAIVER OF RIGHT TO TRIAL BY JURY	~~165~~166
Section 10.16. Binding Effect	~~165~~166
Section 10.17. Judgment Currency	~~165~~167
Section 10.18. Lender Action	~~165~~167
Section 10.19. USA PATRIOT Act	~~166~~167
Section 10.20. Acknowledgement and Consent to Bail-In of EEA Financial Institutions	~~166~~167
Section 10.21. Obligations Absolute	~~166~~168
Section 10.22. No Advisory or Fiduciary Responsibility	~~167~~168
Section 10.23. Joint and Several Liability	~~167~~169

SCHEDULES

1.01A	—	Guarantors
1.01B	—	Excluded Subsidiaries
1.01C	—	Unrestricted Subsidiaries
1.01D	—	China Entities
1.01E	—	Immaterial Subsidiaries
2.01	—	Commitments
2.03	—	Existing Letters of Credit
4.01(a)	—	Certain Security Interests and Guarantees
5.06	—	Litigation
5.11	—	Subsidiaries and Other Equity Investments
6.12	—	Post-Closing Covenants
7.01(b)	—	Existing Liens
7.02	—	Existing Investments
7.03(c)	—	Surviving Indebtedness
7.07	—	Transactions with Affiliates
10.02	—	Administrative Agent’s Office, Certain Addresses for Notices

(b)                                 (i) until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter commencing on or after the ~~Closing~~Second Amendment Effective Date pursuant to Section 6.01, (A) for Eurocurrency Rate Loans that are Term A Loans or Revolving Credit Loans, ~~2.25~~1.50%, (B) for Base Rate Loans that are Term A Loans or Revolving Credit Loans, ~~1.25~~0.50%, and (C) for letter of credit fees, ~~2.25~~1.50% per annum, and (ii) thereafter, in connection with Revolving Credit Loans, Term A Loans and letter of credit fees, the percentages per annum set forth in the table below, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Total Leverage Ratio	Eurocurrency Rate Loans and Letter of Credit Fees	Base Rate Loans
Greater than or equal to 4.25:1.00	~~2.50~~1.75%	~~1.50~~0.75%
Less than 4.25:1.00 but greater than or equal to 2.75:1.00	~~2.25~~1.50%	~~1.25~~0.50%
Less than 2.75:1.00	~~2.00~~1.25%	~~1.00~~0.25%

Any change in the Applicable Rate pursuant to clauses (a) and (b) above resulting from a change in the ~~Seured~~Secured Net Leverage Ratio or Total Leverage Ratio, as applicable, shall become effective as of the first Business Day immediately following the date the applicable Compliance Certificate is delivered pursuant to Section 6.02(a).

Notwithstanding anything to the contrary contained above in this definition or elsewhere in this Agreement, if it is subsequently determined that the Secured Net Leverage Ratio or Total Leverage Ratio, as applicable, set forth in any Compliance Certificate delivered to the Administrative Agent is inaccurate for any reason (or a Compliance Certificate is not delivered within the time period set forth in Section 6.02) and the result thereof is that the Lenders received interest or fees for any period based on an Applicable Rate that is less than that which would have been applicable had the Secured Net Leverage Ratio or Total Leverage Ratio, as applicable, been accurately determined, then, for all purposes of this Agreement, the “Applicable Rate” for any day occurring within the period covered by such Compliance Certificate shall retroactively be deemed to be the relevant percentage as based upon the accurately determined Secured Net Leverage Ratio or Total Leverage Ratio for such period, as applicable, and any shortfall in the interest or fees theretofore paid by the Borrowers for the relevant period pursuant to Section 2.08 and Section 2.09 as a result of the miscalculation of the Secured Net Leverage Ratio or Total Leverage Ratio, as applicable, shall be deemed to be (and shall be) due and payable under the relevant provisions of Section 2.08 or Section 2.09, as applicable, within ten (10) Business Days following the determination described above.

Notwithstanding the foregoing, the Applicable Rate in respect of any Class of Incremental Revolving Credit Commitments or Extended Revolving Credit Commitments and any Incremental Term Loans, Extended Term Loans or Revolving Credit Loans made pursuant to any Incremental Revolving Credit Commitments or Extended Revolving Credit Commitments shall be the applicable percentages per annum set forth in the relevant Incremental Facility Amendment or Extension Offer.

“Appropriate Lender” means, at any time, (a) with respect to Loans of any Class, the Lenders of such Class (b) with respect to any Letters of Credit, (i) the relevant L/C Issuer and (ii) the Revolving Credit Lenders and (c) with respect to Swing Line Loans, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders.

“Approved Foreign Bank” has the meaning specified in the definition of “Cash Equivalents.”

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the Lead Borrower, that perfection cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement or the Collateral Documents.

Notwithstanding the foregoing provisions of this definition or anything in this Agreement or any other Loan Document to the contrary:

(A)                               Liens required to be granted from time to time pursuant to the Collateral and Guarantee Requirement shall be subject to exceptions and limitations set forth in the Collateral Documents and, to the extent appropriate in the applicable jurisdiction, as agreed between the Administrative Agent and the Lead Borrower;

(B)                               the Collateral and Guarantee Requirement shall not apply to any Excluded Property;

(C)                               no actions in any jurisdiction other than the U.S. or that are necessary to comply with the Laws of any jurisdiction other than the U.S. shall be required in order to create any security interests in assets located, titled, registered or filed outside of the U.S. or to perfect such security interests (it being understood that there shall be no security agreements, pledge agreements, or share charge (or mortgage) agreements governed under the Laws of any jurisdiction other than the U.S.); and

(D)                               no stock certificates of Immaterial Subsidiaries shall be required to be delivered to the Collateral Agent.

“Collateral Documents” means, collectively, the Security Agreement, the Mortgages, each of the collateral assignments, Security Agreement Supplements, security agreements, pledge agreements or other similar agreements delivered to the Collateral Agent and the Lenders pursuant to Section 4.01(a)(iv), Section 6.10 or Section 6.12, the Guaranty and each of the other agreements, instruments or documents that creates or purports to create a Lien or Guarantee in favor of the Collateral Agent for the benefit of the Secured Parties.

“Commitment” means a Term Commitment, a Revolving Credit Commitment or an Extended Revolving Credit Commitment.

“Commitment Fee” has the meaning provided in Section 2.09(a).

“Commitment Fee Rate” means a per annum rate equal to, (a) until delivery of financial statements and a related Compliance Certificate for the first full fiscal quarter commencing on or after the ~~Closing~~Second Amendment Effective Date pursuant to Section 6.01, ~~0.375~~0.35% and (ii) thereafter, the percentages per annum set forth in the table below, based upon the Total Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a).

Total Leverage Ratio	Commitment Fee Rate
Greater than or equal to 4.25:1.00	~~0.45~~0.40%
Less than 4.25:1.00 but greater than or equal to 2.75:1.00	~~0.375~~0.35%
Less than 2.75:1.00	0.30%

“Committed Loan Notice” means a notice of (a) a Term Borrowing, (b) a Revolving Credit Borrowing, (c) a conversion of Loans from one Type to the other, or (d) a continuation of Eurocurrency

13

selected by Citibank, N.A., (iv) Wells Fargo Bank, National Association or any of its Affiliates selected by Wells Fargo Bank, National Association or (v) any other Lender (or any of its Affiliates) that becomes an L/C Issuer in accordance with Section 2.03(j) or Section 10.07(j); in the case of each of clause (i) through (iv) above, in its capacity as an issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

“L/C Issuer Sublimit” means (i) with respect to JPMCB, $~~75,000,000~~40,000,000, (ii) with respect to Goldman Sachs, $~~75,000,000~~40,000,000, (iii) with respect to Citibank, N.A., $~~75,000,000~~40,000,000, (iv) with respect to Wells Fargo Bank, National Association, $~~75,000,000~~40,000,000 and (v) with respect to any L/C Issuer described in clause (v) of the definition thereof, such amount as may be agreed between such L/C Issuer and the Borrowers.

“L/C Obligation” means, as at any date of determination, the aggregate Dollar Equivalent maximum amount then available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts in respect of Letters of Credit, including all L/C Borrowings.  For all purposes under this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.13 or 3.14 of the ISP, the “Outstanding Amount” of such Letter of Credit shall be deemed to be the amount so remaining available to be drawn. The L/C Obligation of any Revolving Credit Lender at any time shall be its Applicable Percentage of the aggregate L/C Obligations at such time.

“LCA Election” has the meaning specified in Section 1.09(a).

“LCA Test Date” has the meaning specified in Section 1.09(a).

“Lead Arrangers” means (i) with respect to the Facilities provided on the Closing Date, JPMorgan Chase Bank, N.A., Goldman Sachs, Citigroup Global Markets Inc. and Wells Fargo Securities, LLC in their capacities as Joint Lead Arrangers and Joint Bookrunners under this Agreement and (ii) with respect to the 2017 Refinancing Amendment, JPMorgan Chase Bank, N.A., Wells Fargo Securities, LLC, Goldman Sachs and Citigroup Global Markets Inc. in their capacities as Joint Lead Arrangers and Joint Bookrunners under the 2017 Refinancing Amendment.

“Lead Borrower” means KFC Holding Co.

“Lender” has the meaning specified in the introductory paragraph to this Agreement and, as the context requires, includes an L/C Issuer and the Swing Line Lender, and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a “Lender.”

“Lender Participation Notice” has the meaning specified in Section 2.05(d)(iii).

“Letter of Credit” means any letter of credit issued hereunder.  A Letter of Credit may be a commercial letter of credit or a standby letter of credit. Notwithstanding anything to the contrary herein, Goldman Sachs shall only be required to issue standby letters of credit hereunder.

“Letter of Credit Application” means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the relevant L/C Issuer.

“Letter of Credit Expiration Date” means, for Letters of Credit under the Revolving Credit Facility, the day that is five (5) Business Days prior to the scheduled Maturity Date then in effect for the Revolving Credit Facility (or, if such day is not a Business Day, the next preceding Business Day).

38

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) $~~300,000,000~~160,000,000 and (b) the aggregate amount of the Revolving Credit Commitments.

“Lien” means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge, assignment (by way of security or otherwise), deemed trust, or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any easement, right of way or other encumbrance on title to real property, and any Capitalized Lease having substantially the same economic effect as any of the foregoing).

“Limited Condition Acquisition” means any acquisition, including by way of merger, by one or more of the Companies and/or the Restricted Subsidiaries permitted pursuant to this Agreement whose consummation is not conditioned upon the availability of, or on obtaining, third party financing.

“Loan” means an extension of credit by a Lender to a Borrower under Article 2 in the form of a Term Loan, a Revolving Credit Loan or a Swing Line Loan (including any Incremental Term Loans, any Extended Term Loans, loans made pursuant to any Incremental Revolving Credit Commitment or loans made pursuant to Extended Revolving Credit Commitments).

“Loan Documents” means, collectively, (i) this Agreement, (ii) the Notes, (iii) each Guaranty, (iv) the Collateral Documents, and (v) each Letter of Credit Application, in each case as amended.

“Loan Parties” means, collectively, (i) each of the Companies and (ii) each of the Subsidiary Guarantors.

“Local Time” means (a) local time in New York City, with respect to the times for (i) the determination of “Dollar Equivalent” and (ii) the receipt and sending of notices by and to and the disbursement by or payment to the Administrative Agent, any L/C Issuer or Lender with respect to Loans and Letters of Credit denominated in Dollars; (b) local time in London, England, with respect to the time for the receipt and sending of notices by and to the Administrative Agent, any L/C Issuer or any Lender with respect to Loans and Letters of Credit denominated in Euro and British Pound Sterling; (c) local time in London, England, with respect to the disbursement by or payment to the Administrative Agent or any Lender with respect to Loans and Letters of Credit denominated in Euro and British Pound Sterling; (d) local time in such other jurisdiction as the Administrative Agent may specify with respect to the disbursement by or payment to the Administrative Agent or any Lender with respect to Loans and Letters of Credit denominated in any other Revolving Alternative Currency; and (f) in all other circumstances, New York, New York time.

“LTM EBITDA” means, with respect to the Companies and the Restricted Subsidiaries, Consolidated EBITDA for the most recently ended Test Period on a Pro Forma Basis.

“Master Agreement” has the meaning specified in the definition of “Swap Contract.”

“Material Adverse Effect” means (a) a material adverse effect on the business, operations, assets, liabilities (actual or contingent) or financial condition of the Companies and the Restricted Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of the Loan Parties (taken as a whole) to perform their respective payment obligations under any Loan Document to which any of the Loan Parties is a party or (c) a material adverse effect on the rights and remedies of the Lenders or the Agents under any Loan Document.

39

“Material Real Property” means, as of any date, any real property owned in fee simple by a Loan Party on such date located in the United States (including the land, improvements and fixtures thereon) with a book value in excess of $10,000,000.

“Material Subsidiary” means, at any date of determination, each Restricted Subsidiary of the Companies that is not an Immaterial Subsidiary (but including, in any case, any Restricted Subsidiary that has been designated as a Material Subsidiary as provided in, or has been designated as an Immaterial Subsidiary in a manner that does not comply with, the definition of “Immaterial Subsidiary”).

“Maturity Date” means (a) with respect to the Revolving Credit Facility, the fifth anniversary of the ~~Closing~~Second Amendment Effective Date (and, with respect to any Extended Revolving Credit Commitments, the maturity date applicable to such Extended Revolving Credit Commitments in accordance with the terms hereof), (b) with respect to the Term B Facility, the seventh anniversary of the Closing Date, (c) with respect to the Term A Facility, the fifth anniversary of the ~~Closing date~~Second Amendment Effective Date, and (d) with respect to any (i) Extended Term Loan, the maturity date applicable to such Extended Term Loan in accordance with the terms hereof or (ii) Incremental Term Loan, the maturity date applicable to such Incremental Term Loan in accordance with the terms hereof; provided that if any such day is not a Business Day, the Maturity Date shall be the Business Day immediately preceding such day.

“Maximum Tender Condition” has the meaning specified in Section 2.17(b).

“Minimum Extension Condition” has the meaning specified in Section 2.15(b).

“Minimum Tender Condition” has the meaning specified in Section 2.17(b).

“Minimum Tranche Amount” has the meaning specified in Section 2.15(b).

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto.

“Mortgage” means, collectively, the deeds of trust, trust deeds, deeds of hypothecation, security deeds, immovable hypothecs, and mortgages creating and evidencing a Lien on a Mortgaged Property made by the applicable Loan Parties in favor or for the benefit of the Collateral Agent on behalf of the Secured Parties in form and substance reasonably satisfactory to the Collateral Agent, including the Mortgages executed and delivered pursuant to Sections 6.10 or 6.12.

“Mortgage Policies” has the meaning specified in clause (ii) of the definition of Mortgage Requirement.

“Mortgaged Property” means each Material Real Property (including all right, title and interest of the applicable Loan party in and to all easements, hereditaments and appurtenances relating thereto, all improvements, fixtures and equipment thereon and all general intangibles and contract rights and other property rights incidental to ownership of such Material Real Property), if any, which shall be subject to a Mortgage delivered pursuant to Sections 6.10 or 6.12.

“Mortgage Requirement” means, at any time, the requirement that the Collateral Agent shall have received the following:

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contributions, or during the immediately preceding six (6) years, has made or been obligated to make contributions.

“Net Cash Proceeds” means:

(a)                                 with respect to the Disposition of any asset by any Company or any Restricted Subsidiary or any Casualty Event, the excess, if any, of (i) the sum of cash and Cash Equivalents received in connection with such Disposition or Casualty Event (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received and, with respect to any Casualty Event, any insurance proceeds or condemnation awards in respect of such Casualty Event actually received by or paid to or for the account of any Company or any Restricted Subsidiary) over (ii) the sum of (A) the principal amount, premium or penalty, if any, interest and other amounts on any Indebtedness that is secured by the asset subject to such Disposition or Casualty Event and that is required to be repaid (and is timely repaid) in connection with such Disposition or Casualty Event (other than Indebtedness under the Loan Documents and Indebtedness that is secured by Liens ranking junior to or pari passu with the Liens securing Indebtedness under the Loan Documents), (B) the out-of-pocket fees and expenses (including attorneys’ fees, investment banking fees, survey costs, title insurance premiums, and related search and recording charges, transfer taxes, deed or mortgage recording taxes, other customary expenses and brokerage, consultant and other customary fees) actually incurred by such Company or Restricted Subsidiary, as applicable, in connection with such Disposition or Casualty Event, (C) taxes paid or reasonably estimated to be actually payable in connection therewith (including, for the avoidance of doubt, any income, withholding and other taxes payable as a result of the distribution of such proceeds to a Company and after taking into account any available tax credit or deductions and any tax sharing agreements, and including distributions for Permitted Tax Distributions), and (D) any reserve for adjustment in respect of (x) the sale price of such asset or assets established in accordance with GAAP and (y) any liabilities associated with such asset or assets and retained by the Companies or any Restricted Subsidiary after such sale or other disposition thereof, including pension and other post-employment benefit liabilities and Environmental Liabilities or with respect to any indemnification obligations associated with such transaction, it being understood that “Net Cash Proceeds” shall include (i) any cash or Cash Equivalents received upon the Disposition of any non-cash consideration by the Companies or any Restricted Subsidiary in any such Disposition and (ii) upon the reversal (without the satisfaction of any applicable liabilities in cash in a corresponding amount) of any reserve described in clause (D) above or if such liabilities have not been satisfied in cash and such reserve is not reversed within 365 days after such Disposition or Casualty Event, the amount of such reserve; and

(b)                                 (i) with respect to the incurrence or issuance of any Indebtedness by any Company or any Restricted Subsidiary, the excess, if any, of (x) the sum of the cash received in connection with such incurrence or issuance over (y) the investment banking fees, underwriting discounts, commissions, costs and other out-of-pocket expenses and other customary expenses incurred by such Company or such Restricted Subsidiary in connection with such incurrence or issuance and (ii) with respect to any Permitted Equity Issuance by any direct or indirect parent of any Company, the amount of cash from such Permitted Equity Issuance contributed to the capital of any such Company.

“New Revolving Credit Commitment” means, the “New Revolving Credit Commitments” as defined in, made available under and amended in accordance with the Second Amendment.

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“New Revolving Credit Lender” means, at any time, each Lender holding a New Revolving Credit Commitment at such time.

“New Revolving Credit Loan” means, the “New Revolving Credit Loans” as defined in the Second Amendment.

“New Term A Commitment” means, the “New Term A Commitments” as defined in and made in accordance with the Second Amendment.

“New Term A Lender” means, at any time, each Lender holding a New Term A Loan at such time.

“New Term A Loan” means, the “New Term A Loans” as defined in and made in accordance with the Second Amendment.

“New Term B Lender” means, at any time, each Lender holding a New Term B Loan at such time.

“New Term B Loan” means, the “New Term B Loans” as defined in, and made and /or converted in accordance with the 2017 Refinancing Amendment.

“New York Fed” means the Federal Reserve Bank of New York.

“New York Fed Bank Rate” means, for any day, the greater of (a) the Federal Funds Effective Rate in effect on such day and (b) the Overnight Bank Funding Rate in effect on such day; provided that if both such rates are not so published for any day that is a Business Day, the term “New York Fed Bank Rate” means the rate quoted for such day for a federal funds transaction at 11:00 a.m. on such day as determined by the Administrative Agent; and provided further, that if any of the aforesaid rates shall be less than zero, such rate shall be deemed to be zero for purposes of this Agreement.

“Non-Consenting Lender” has the meaning specified in Section 3.06(d).

“Non-Loan Party” means any Restricted Subsidiary that is not a Loan Party.

“Nonrenewal Notice Date” has the meaning specified in Section 2.03(b)(iii).

“Note” means a Term Note or a Revolving Credit Note as the context may require.

“Obligations” means all (w) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party or other Subsidiary arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any other Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, (x) obligations of any Loan Party or any other Subsidiary arising under any Secured Hedge Agreement (other than, with respect to any Guarantor, Excluded Swap Obligations of such Guarantor), (y) Cash Management Obligations and (z) Bilateral L/C Obligations.  Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of any of their Subsidiaries to the extent they have obligations under the Loan Documents) include (a) the obligation (including guarantee obligations) to pay principal, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs,

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Agreement, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Revolving Credit Commitment, as the case may be.  The ~~initial~~amount of each Lender’s New Revolving Credit Commitment as of the Second Amendment Effective Date is set forth on Schedule 2 to the Second Amendment. The aggregate amount of the Lenders’ Revolving Credit Commitments on the ~~Closing~~Second Amendment Effective Date is $1,000,000,000.

“Revolving Credit Exposure” means, at any time for any Lender, the sum of (a) the Outstanding Amount of the Revolving Credit Loans of such Lender outstanding at such time, (b) the L/C Obligation of such Lender at such time and (c) the Swing Line Exposure of such Lender at such time.

“Revolving Credit Facility” means the Revolving Credit Commitments and the extension of credit made thereunder.

“Revolving Credit Lender” means a Lender with a Revolving Credit Commitment or, if the Revolving Credit Commitments have terminated or expired, a Lender with Revolving Credit Exposure.

“Revolving Credit Loan” means a Loan made pursuant to Section 2.01(c). For the avoidance of doubt, from and after the Second Amendment Effective Date, New Revolving Credit Loans shall constitute Revolving Credit Loans.

“Revolving Credit Note” means a promissory note of the Borrowers payable to any Revolving Credit Lender or its registered assigns, in substantially the form of Exhibit C-2 hereto with appropriate insertions, evidencing the aggregate Indebtedness of the Borrowers to such Revolving Credit Lender resulting from the Revolving Credit Loans made by such Revolving Credit Lender under the Revolving Credit Facility.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor thereto.

“Sale Leaseback” means any transaction or series of related transactions pursuant to which any of the Companies or Restricted Subsidiaries (a) sells, transfers or otherwise disposes of any property, real or personal, whether now owned or hereafter acquired, and (b) as part of such transaction, thereafter rents or leases such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold, transferred or disposed.

“Sanctions Laws and Regulations” means (a) any sanctions or requirements imposed by, or based upon the obligations or authorities set forth in, the USA PATRIOT Act, Executive Order No. 13224 of September 23, 2001, entitled Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)), the U.S. International Emergency Economic Powers Act (50 U.S.C. §§ 1701 et seq.), the U.S. Trading with the Enemy Act (50 U.S.C. App. §§ 1 et seq.), the U.S. Syria Accountability and Lebanese Sovereignty Act, the U.S. Comprehensive Iran Sanctions, Accountability, and Divestment Act of 2010 or the Iran Sanctions Act, Section 1245 of the National Defense Authorization Act of 2012, all as amended, or any of the foreign assets control regulations (including but not limited to 31 C.F.R., Subtitle B, Chapter V, as amended) or any other law, regulation or executive order relating thereto administered by the U.S. Department of the Treasury Office of Foreign Assets Control (“OFAC”) or the U.S. Department of State, or any similar law, regulation, or executive order enacted in the United States after the date of this Agreement and (b) any sanctions imposed or administered by the United Nations Security Council, the European Union or Her Majesty’s Treasury or, to the extent applicable to any Company or any Restricted Subsidiary, by any European Union Member State.

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“SEC” means the Securities and Exchange Commission or any Governmental Authority succeeding to any of its principal functions.

“Second Amendment” means that certain Refinancing Amendment No. 2 to the Credit Agreement, dated as of June 7 2017 among the Loan Parties, the Administrative Agent, each L/C Issuer, each Swing Line Lender, each New Term A Lender and each New Revolving Credit Lender.

“Second Amendment Effective Date” means June 7, 2017.

“Secured Hedge Agreement” means any Swap Contract that is entered into by and between any Loan Party (or any Person that merges into a Loan Party) or any Restricted Subsidiary and any Hedge Bank.

“Secured Net Leverage Ratio” means, with respect to any Test Period, the ratio of (a) Consolidated Total Debt (other than any portion of Consolidated Total Debt that is unsecured) as of the last day of such Test Period to (b) Consolidated EBITDA of the Companies for such Test Period.

“Secured Parties” means, collectively, the Administrative Agent, the Collateral Agent, the Lead Arrangers, the Documentation Agents, the Co-Managers, the Lenders, the Hedge Banks, the Bilateral L/C Providers, the Cash Management Banks, the Supplemental Administrative Agent and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 9.01(c).

“Securities Act” means the Securities Act of 1933.

“Securitization Asset” means any accounts receivable, real estate asset, mortgage receivables or related assets relating to a Permitted Receivables Financing.

“Securitization Fees” means distributions or payments made directly or by means of discounts with respect to any Securitization Asset or participation interest therein issued or sold in connection with, and other fees paid to a person that is not a Restricted Subsidiary in connection with, any Permitted Receivables Financing.

“Securitization Non-Disturbance Agreement” means an Acknowledgement and Waiver Agreement, dated as of the Closing Date (as amended, restated supplemented and otherwise modified from time to time), in form reasonably satisfactory to the Administrative Agent and the Borrowers, by the Collateral Agent and acknowledged, agreed and consented to by Citibank, N.A in its capacity as trustee under the Base Indenture.

“Securitization Repurchase Obligation” means any obligation of a seller of Securitization Assets in a Permitted Receivables Financing to repurchase Securitization Assets arising as a result of a breach of a representation, warranty or covenant, including as a result of a receivable or portion thereof becoming subject to any asserted defense, dispute, offset or counterclaim of any kind as a result of any action taken by, any failure to take action by or any other event relating to the seller.

“Securitization Subsidiary” means any Subsidiary in each case formed for the purpose of and that solely engages in one or more Permitted Receivables Financings and other activities reasonably related thereto.

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“Swing Line Sublimit” means an amount equal to the lesser of (a) $100,000,000 and (b) the aggregate principal amount of the Revolving Credit Commitments.  The Swing Line Sublimit is part of, and not in addition to, the Revolving Credit Commitments.

“Taco Bell Unrestricted Entities” means, collectively, Taco Bell Funding, LLC and its subsidiaries.

“TARGET Day” means any day on which (i) TARGET2 is open for settlement of payments in Euro and (ii) banks are open for dealings in deposits in Euro in the London interbank market.

“TARGET2” means the Trans-European Automated Real-time Gross Settlement Express Transfer payment system which utilizes a single shared platform and which was launched on November 19, 2007.

“Taxes” means all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges imposed by any Governmental Authorities, and additions to tax, penalties and interest with respect thereto.

“Term A Commitment” means, as to each Term A Lender that is a New Term A Lender, its obligation to make a New Term A Loan to a Borrower pursuant to Section 2.01 in an aggregate principal amount not to exceed the amount set forth opposite such Lender’s name on Schedule ~~2.01~~2 to the Second Amendment under the caption “New Term A Commitment” or in the Assignment and Assumption pursuant to which such Term A Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement.  The ~~initial~~ aggregate amount of the Term A Commitments as of the Second Amendment Effective Date is $500,000,000.

“Term A Lender” means, at any time, any Lender that has a Term A Commitment or a Term A Loan outstanding.

“Term A Loan” means a Loan made pursuant to Section 2.01(a).  For the avoidance of doubt, from and after the Second Amendment Effective Date, New Term A Loans shall constitute Term A Loans.

“Term B Lender” means, at any time, any Lender that has a Term B Loan outstanding.

“Term B Loan” means a Loan made pursuant to Section 2.01(a). For the avoidance of doubt, after the 2017 Refinancing Amendment Effective Date, New Term B Loans shall constitute Term B Loans.

“Term Borrowing” means a Borrowing in respect of a Class of Term Loans.

“Term Commitments” means a Term A Commitment or a commitment in respect of any Incremental Term Loans or any combination thereof, as the context may require.

“Term Lenders” means the Term A Lenders, the Term B Lenders, the Lenders with Incremental Term Loans and the Lenders with Extended Term Loans.

“Term Loans” means the Term A Loans, the Term B Loans, the Incremental Term Loans and the Extended Term Loans.

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EBITDA) at or prior to the consummation of the relevant Limited Condition Acquisition, such ratios and other provisions will not be deemed to have been exceeded as a result of such fluctuations solely for purposes of determining whether the Limited Condition Acquisition is permitted hereunder and (y) such ratios and other provisions shall not be tested at the time of consummation of such Limited Condition Acquisition or related Specified Transactions. If the Lead Borrower has made an LCA Election for any Limited Condition Acquisition, then in connection with any subsequent calculation of any ratio (excluding, for the avoidance of doubt, any ratio contained in Section 7.09) or basket availability with respect to any other Specified Transaction on or following the relevant LCA Test Date and prior to the earlier of the date on which such Limited Condition Acquisition is consummated or the date that the definitive agreement for such Limited Condition Acquisition is terminated or expires without consummation of such Limited Condition Acquisition, any such ratio or basket shall be calculated both (x) on a Pro Forma Basis assuming such Limited Condition Acquisition and other transactions in connection therewith (including any incurrence of Indebtedness and the use of proceeds thereof) have been consummated and (y) without giving effect to such Limited Condition Acquisition and other transactions.

(b)                                 Notwithstanding anything to the contrary herein, with respect to any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that does not require compliance with a financial ratio or test (including, without limitation, pro forma compliance with Section 7.09 hereof, any First Lien Senior Secured Leverage Ratio test, any Secured Net Leverage Ratio test, any Total Leverage Ratio test and/or any Consolidated Adjusted Fixed Charge Coverage Ratio test) (any such amounts, the “Fixed Amounts”) substantially concurrently with any amounts incurred or transactions entered into (or consummated) in reliance on a provision of this Agreement that requires compliance with any such financial ratio or test (any such amounts, the “Incurrence Based Amounts”), it is understood and agreed that the Fixed Amounts (and any cash proceeds thereof) shall be disregarded in the calculation of the financial ratio or test applicable to the Incurrence-Based Amounts in connection with such substantially concurrent incurrence; provided that this clause (b) shall apply solely with respect to the incurrence of Incremental Facilities, Permitted Credit Facilities Acquisition Debt and Permitted Alternative Incremental Facilities Debt and shall not apply to any amounts incurred or transactions entered into (or consummated) in reliance on any provision of Article VII (other than Section 7.03(t) and Section 7.03(v)).

ARTICLE 2

The Commitments and Credit Extensions

Section 2.01.                          The Loans. Subject to the terms and conditions set forth herein:

(a)                                 The Term A Borrowings. ~~Each~~Subject to the terms and conditions set forth herein and in the Second Amendment, each New Term A Lender severally agrees to make to the Borrowers a single loan denominated in Dollars in a principal amount equal to such New Term A Lender’s New Term A Commitment on the ~~Closing~~Second Amendment Effective Date. Amounts borrowed under this Section 2.01(a) and repaid or prepaid may not be reborrowed. Term A Loans may be Base Rate Loans or Eurocurrency Rate Loans, as further provided herein.

(b)                                 The Term B Borrowings. Subject to the terms and conditions set forth herein and in the 2017 Refinancing Amendment, (i) each Continuing Term B Lender (as defined in the 2017 Refinancing Amendment) has agreed to continue all (or such lesser amount as the applicable Lead Arrangers may allocate) of its existing Term B Loans (as defined in the Existing Credit Agreement) outstanding on the 2017 Refinancing Amendment Effective Date as New Term B Loans and (ii) each Additional Term B Lender (as defined in the 2017 Refinancing Amendment) has agreed to make to the Borrowers a single loan denominated in Dollars in a principal amount equal to such Additional Term B Lender’s Additional Term B

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in Section 3.06). All Commitment Fees accrued until the effective date of any termination of the Revolving Credit Commitments shall be paid on the effective date of such termination.

Section 2.07.                          Repayment of Loans.

(a)                                 Term A Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Term Lenders holding each Class of Term A Loans in Dollars (i) on the last Business Day of each March, June, September and December, commencing with the second such date to occur after the ~~Closing~~Second Amendment Effective Date, an aggregate principal amount equal to the applicable percentage set forth below of the aggregate principal amount of the New Term A Loans funded on the ~~Closing~~Second Amendment Effective Date and (ii) on the Maturity Date for the Term A Loans, the aggregate principal amount of all Term A Loans outstanding on such date; provided that payments required by Section 2.07(a)(i) shall be reduced as a result of the application of prepayments in accordance with Section 2.05.

Payment Dates (commencing with the first payment date occurring at least one full fiscal quarter after the ~~Closing~~Second Amendment Effective Date):	Quarterly Amortization Percentage:
First four payment dates	0%
Second four payment dates	1.25%
Third four payment dates	1.25%
Fourth four payment dates	1.875%
Fifth four payment dates	3.75%

(b)                                 Term B Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Term Lenders holding each Class of Term B Loans in Dollars (i) on the last Business Day of each March, June, September and December, commencing with the second such date to occur after the 2017 Refinancing Amendment Effective Date, an aggregate principal amount equal to 0.25% of the aggregate principal amount of the Term B Loans funded on the 2017 Refinancing Amendment Effective Date and (ii) on the Maturity Date for the Term B Loans, the aggregate principal amount of all Term B Loans outstanding on such date; provided that payments required by Section 2.07(b)(i) shall be reduced as a result of the application of prepayments in accordance with Section 2.05. In the event any Incremental Term Loans or Extended Term Loans are made, such Incremental Term Loans or Extended Term Loans, as applicable, shall be repaid by the Borrowers in the amounts and on the dates set forth in the definitive documentation with respect thereto and on the applicable Maturity Date thereof.

(c)                                  Revolving Credit Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of the Appropriate Lenders on the Maturity Date for the Revolving Credit Facility the principal amount of each of its Revolving Credit Loans outstanding on such date in the currency in which such Revolving Credit Loan is denominated.

(d)                                 Swing Line Loans. The Borrowers shall repay its Swing Line Loans on the earlier to occur of (i) the date five (5) Business Days after such Loan is made and (ii) the Maturity Date for the Revolving Credit Facility.

Section 2.08.                          Interest.

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such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all Lenders providing the Term B Loans (but excluding customary arrangement or commitment fees payable to any arranger, bookrunner or agent or their Affiliates in connection therewith)) relating to any Term B Loans immediately prior to the effectiveness of the applicable Incremental Facility Amendment by more than 0.50%, the Applicable Rate relating to such Term B Loans shall be adjusted to be equal to the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all lenders providing such Incremental Term Loans that are “term loan Bs” (but excluding customary arrangement or commitment fees payable to any arranger or bookrunner or their Affiliates in connection therewith)) relating to such Incremental Term Loans that are “term loan Bs” minus 0.50% and (B) if the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all lenders providing such Incremental Term Loans that are “term loan As” (but excluding customary arrangement or commitment fees payable to any arranger or bookrunner or their Affiliates in connection therewith)) relating to any Term Loans that are “term loan As” exceeds the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all Lenders providing the Term A Loans (but excluding customary arrangement or commitment fees payable to any arranger, bookrunner or agent or their Affiliates in connection therewith)) relating to any Term A Loans immediately prior to the effectiveness of the applicable Incremental Facility Amendment by more than 0.50%, the Applicable Rate relating to such Term A Loans shall be adjusted to be equal to the Applicable Rate (which, for such purposes only, shall be deemed to include all upfront or similar fees or original issue discount (with original issue discount being equated to interest based on an assumed four-year life to maturity) payable to all lenders providing such Incremental Term Loans that are “term loan As” (but excluding customary arrangement or commitment fees payable to any arranger or bookrunner or their Affiliates in connection therewith)) relating to such Incremental Term Loans that are “term loan As” minus 0.50%; provided that, in the case of each of (A) and (B), if the Incremental Term Loans include an interest rate floor greater than the applicable interest rate floor under such Term Loans, such differential between interest rate floors shall be equated to the Applicable Rate for purposes of determining whether an increase to the Applicable Rate under such Term Loans shall be required, but only to the extent an increase in the interest rate floor in such Term Loans would cause an increase in the interest rate then in effect thereunder, and in such case the interest rate floor (but not the Applicable Rate) applicable to such Term Loans shall be increased to the extent of such differential between interest rate floors), (iii) the final maturity date of any Incremental Term Loan (x) that is a “term loan A” shall be no earlier than the latest Maturity Date with respect to Term A Loans and (y) that is a “term loan B” shall be no earlier than the latest Maturity Date with respect to with respect to Term B Loans, (iv) the Weighted Average Life to Maturity of any Incremental Term Loan (x) that is a “term loan A” shall be no shorter than the Weighted Average Life to Maturity of the Term A Loans and (y) that is a “term loan B” shall be no shorter than the Weighted Average Life to Maturity of the Term B Loans and (v) shall otherwise have the same terms as the applicable Class of Term Loans or such terms as are reasonably satisfactory to the Administrative Agent.

(c)                                  Any Incremental Revolving Credit Commitment (other than, in the case of clause (c)(i) and (c)(iii) below, any Refinancing Revolving Credit Commitment) shall (i) have the same maturity date as the Revolving Credit Commitments, (ii) require no scheduled amortization or mandatory commitment reduction prior to the final maturity of the Revolving Credit Commitments and (iii) be on the same terms and pursuant to the same documentation applicable to the Revolving Credit Commitments~~.~~; provided that in the case of any Incremental Revolving Credit Commitments designated as Refinancing Revolving Credit Commitments, such Refinancing Revolving Credit Commitments (i) shall have interest rate margins as determined by the Borrowers and the lenders thereunder, (ii) shall not have a Maturity Date that is prior to

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the Revolving Maturity Date of the Revolving Credit Commitments being refinanced and (iii) shall otherwise have the same terms as the Revolving Credit Commitments or Revolving Credit Loans being refinanced or such terms as are reasonably satisfactory to the Administrative Agent;

(d)                                 Each notice from the Borrowers pursuant to this Section 2.14 shall set forth the requested amount and proposed terms of the relevant Incremental Term Loans and/or Incremental Revolving Credit Commitments. Any additional bank, financial institution, existing Lender or other Person that elects to extend Incremental Term Loans or Incremental Revolving Credit Commitments shall be reasonably satisfactory to the Borrowers and the Administrative Agent (any such bank, financial institution, existing Lender or other Person being called an “Additional Lender”) and, if not already a Lender, shall become a Lender under this Agreement pursuant to an amendment (an “Incremental Facility Amendment”) to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, such Additional Lender, the Administrative Agent and, in the case of any Incremental Revolving Credit Commitments, each L/C Issuer and each Swing Line Lender. No Incremental Facility Amendment shall require the consent of any Lenders other than the Additional Lenders with respect to such Incremental Facility Amendment. No Lender shall be obligated to provide any Incremental Term Loans or Incremental Revolving Credit Commitments, unless it so agrees. An Incremental Facility Amendment may, without the consent of any other Lenders, effect such amendments to any Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.14. The effectiveness of any Incremental Facility Amendment shall, unless otherwise agreed to by the Administrative Agent and the Additional Lenders, be subject to the satisfaction on the date thereof (each, an “Incremental Facility Closing Date”) of each of the conditions set forth in Section 4.02 (it being understood that (x) all references to “the date of such Credit Extension” in Section 4.02 shall be deemed to refer to the Incremental Facility Closing Date and (y) if the proceeds of such Incremental Facility are to be used, in whole or in part, to finance a Limited Condition Acquisition, (1) the only representations and warranties that will be required to be true and correct in all material respects as of the applicable Incremental Facility Closing Date shall be customary “specified representations” as agreed by the Borrowers and the applicable lenders providing such Incremental Facility and (2) Section 4.02(b) shall apply solely with respect to a Default pursuant to Section 8.01(f) or (g)). Upon each increase in the Revolving Credit Commitments pursuant to this Section 2.14, each Revolving Credit Lender immediately prior to such increase will automatically and without further act be deemed to have assigned to each Lender providing a portion of the Incremental Revolving Credit Commitment (each, an “Incremental Revolving Lender”) in respect of such increase, and each such Incremental Revolving Lender will automatically and without further act be deemed to have assumed, a portion of such Revolving Credit Lender’s participations hereunder in outstanding Letters of Credit and Swing Line Loans such that, after giving effect to each such deemed assignment and assumption of participations, the percentage of the aggregate outstanding (i) participations hereunder in Letters of Credit and (ii) participations hereunder in Swing Line Loans held by each Revolving Credit Lender (including each such Incremental Revolving Lender) will equal the percentage of the aggregate Revolving Credit Commitments of all Revolving Credit Lenders represented by such Revolving Credit Lender’s Revolving Credit Commitment. Additionally, if any Revolving Credit Loans are outstanding at the time any Incremental Revolving Credit Commitments are established, the Revolving Credit Lenders immediately after effectiveness of such Incremental Revolving Credit Commitments shall purchase and assign at par such amounts of the Revolving Credit Loans outstanding at such time as the Administrative Agent may require such that each Revolving Credit Lender holds its Applicable Percentage of all Revolving Credit Loans outstanding immediately after giving effect to all such assignments. The Administrative Agent and the Lenders hereby agree that the minimum borrowing, pro rata borrowing and pro rata payment requirements contained elsewhere in this Agreement shall not apply to the transactions effected pursuant to the immediately preceding sentence.

Section 2.15.                          Extensions of Term Loans and Revolving Credit Commitments.

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and, in the case of an assignment of Term B Loans in connection with a Repricing Transaction, the premium, if any, that would have been payable by the Borrowers on such date if such Lender’s Term Loans subject to such assignment had been prepaid on such date shall have been paid by the Borrowers to the assigning Lender and (C) upon such payment and, if so requested by the assignee Lender, the assignor Lender shall deliver to the assignee Lender the appropriate Note or Notes executed by the Borrowers, the assignee Lender shall become a Lender hereunder and the assigning Lender shall cease to constitute a Lender hereunder with respect to such assigned Loans, Commitments and participations, except with respect to indemnification provisions under this Agreement, which shall survive as to such assigning Lender.

(c)                                  Notwithstanding anything to the contrary contained above, any Lender that acts as an L/C Issuer may not be replaced hereunder at any time that it has any Letter of Credit outstanding hereunder unless arrangements reasonably satisfactory to such L/C Issuer (including the furnishing of a back-up standby letter of credit in form and substance, and issued by an issuer reasonably satisfactory to such L/C Issuer, or the depositing of cash collateral into a cash collateral account in amounts and pursuant to arrangements reasonably satisfactory to such L/C Issuer) have been made with respect to each such outstanding Letter of Credit and the Lender that acts as the Administrative Agent may not be replaced hereunder except in accordance with the terms of Section 9.09.

(d)                                 In the event that (i) the Borrowers or the Administrative Agent have requested that the Lenders (A) consent to an extension of the Maturity Date of any Class of Loans as permitted by Section 2.15, (B) consent to a departure or waiver of any provisions of the Loan Documents or (C) agree to any amendment thereto, (ii) the consent, waiver or amendment in question requires the agreement of all affected Lenders in accordance with the terms of Section 10.01 or all the Lenders with respect to a certain Class of the Loans and (iii) the Required Lenders (or, solely with respect to clause (A) above, the Required Revolving Lenders or Required Term Loan Lenders with respect to a certain Class of the Loans for which an Extension Offer has been made) have agreed to such consent, waiver or amendment, then any Lender who does not agree to such consent, waiver or amendment shall be deemed a “Non-Consenting Lender.”

Section 3.07.                          Survival. All of the Borrowers’ obligations under this Article 3 shall survive termination of the Aggregate Commitments and repayment of all other Obligations hereunder and any assignment of rights by or replacement of a Lender or L/C Issuer.

ARTICLE 4

Conditions Precedent to Credit Extensions

Section 4.01.                          Conditions to Closing Date. The obligations of the Lenders to make Loans on the Closing Date and the effectiveness of the Commitments hereunder are subject to the following conditions:

(a)                                 The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, each in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)                       executed counterparts of this Agreement from each of the parties listed on the signature pages hereto;

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